UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): December 17, 2018

Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ------------------------------------------------ (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

The following information is furnished pursuant to Regulation FD.

Emerson Three-Month Orders, Including Foreign Currency Translation
(Percentage change versus prior year; trailing 3-month averages, excluding acquisitions and divestitures, including currency translation)

	Sept '18	Oct '18	Nov '18
Automation Solutions	0 to 5	5 to 10	10
Commercial & Residential Solutions	0 to 5	-5 to 0	-5
Total Emerson	0 to 5	5	5

November 2018 Orders Comments

Emerson trailing three-month orders increased 5 percent and underlying orders remained in the 5 to 10 percent range discussed on our fourth quarter 2018 earnings conference call in November. The impact of currency translation was unfavorable across both business platforms.

Automation Solutions orders increased 10 percent and were up 12 percent on an underlying basis excluding unfavorable currency of 2 percent, supported by broad-based global demand. All world areas were positive, led by North America, Asia (in particular China) and Europe, reflecting continued strong demand for small and mid-sized projects focused on expansion and optimization of existing assets and maintenance and repair (MRO) spending. We expect steady demand for brownfield projects and MRO through fiscal 2019. Globally, we continue to see favorable trends in capital formation for investments in LNG midstream infrastructure as well as downstream capacity, as sovereign interests trend toward increased energy and refining self-sufficiency.

Consistent with our first quarter and fiscal 2019 outlook framework presented on the fourth quarter 2018 earnings conference call in November, Commercial & Residential Solutions orders were impacted by slower demand in Asia, driven by China air conditioning and heating markets. This was partially offset by steady growth in North America air conditioning markets, broad-based demand in Europe and favorable trends in global professional tools markets. We expect order trends in Asia to improve as comparisons become easier and spending recovers in the second half of fiscal 2019.

Forward-Looking and Cautionary Statements

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include economic and currency conditions, market demand, pricing, protection of intellectual property, cybersecurity, tariffs, and competitive and technological factors, and the impact of the Tax Cuts and Jobs Act, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC. Underlying orders discussed herein exclude the impact of currency translation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date:	December 17, 2018	By:	/s/ John A. Sperino
John A. Sperino Vice President and Assistant Secretary